EXHIBIT 99.2

Supplemental Financial Information

Fourth Quarter 2010

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our Registration Statement on Form S-1, originally filed with the U.S. Securities and Exchange Commission (SEC) on November 5, 2009, as amended through March 31, 2010 and as updated in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

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Preface	PRIMERICA, INC.
Financial Supplement

FOURTH QUARTER 2010

This document is a financial supplement to our fourth quarter 2010 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains and losses, the expense associated with equity awards granted in connection with our initial public offering (“IPO”), and other items believed by management not to be indicative of ongoing operations, including amounts related to agreements to recover ceded premium payments not previously passed through to our reinsurers. For periods ending on or before March 31, 2010, operating adjustments reflect the impact of our reinsurance and reorganization activities as if they had occurred at the beginning of the respective calendar year.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of Non-GAAP to GAAP financial measures are included in this financial supplement.

During the quarter ended December 31, 2010, we accrued certain items that previously had been accounted for on a cash basis. These items contributed less than $0.8 million to net income in the quarter, or approximately $0.01 per diluted share, and also were insignificant to prior periods. The corrections reflect one-time adjustments that impact various line items and segments as follows:

•	Term Life Insurance: increase in insurance expenses of $4.0 million primarily related to premium taxes;

•

Investment and Savings Products: increase in commissions and fees revenues of $11.6 million with a corresponding increase in sales commission expense of $6.8 million both primarily related to 12b-1 commissions; and

•	Corporate and Other Distributed Products: increase in commissions and fees revenues of $0.4 million.

The impact of these corrections is reflected in both our actual and operating results. These corrections will not have an ongoing impact on earnings.

The following transactions were executed in conjunction with our IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or operating results as appropriate.

IPO-related Transactions executed in first quarter 2010:

•	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

•

On April 1, 2010, Citi contributed the legal entities comprising our business to us. We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300.0 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

•	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

•	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

•

On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders. Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

•

On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230.0 million (the “private sale”). Following the IPO and the private sale, certain historical Citi equity awards immediately vested.

•	Effective as of April 1, 2010, we made elections under Section 338(h)(10) of the Internal Revenue Code, which resulted in changes to our deferred tax balances and reduced stockholders’ equity.

•

Prior to April 8, 2010, our federal income tax return was consolidated into Citi’s federal income tax return. In anticipation of our corporate reorganization, we entered into a tax separation agreement with Citi and prepaid our estimated tax liability through March 31, 2010. In accordance with the tax separation agreement, Citi will indemnify the Company and its subsidiaries against any federal, state or local income tax liability for any taxable period ending on or before April 7, 2010, the closing date of the IPO. Our advance tax payments paid to Citi exceeded our actual tax liabilities. As a result, we recorded the overpayment as a return of capital resulting in a reduction of tax assets and a reduction of stockholders’ equity.

Certain items throughout this supplement may not add due to rounding. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Quarterly Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	(3) Mar 31, 2010	(4) Jun 30, 2010	Sep 30, 2010	(5) Dec 31, 2010
Balance Sheets
Assets:
Investments and cash	$5,848,854	$6,343,144	$6,863,473	$7,073,971	$2,983,780	$2,275,564	$2,284,127	$2,279,621
Due from reinsurers	833,696	837,726	849,665	867,242	3,595,239	3,639,298	3,694,015	3,731,634
Deferred policy acquisition costs	2,718,724	2,757,143	2,797,269	2,789,905	702,429	745,322	798,335	853,211
Income taxes	—	—	—	—	56,114	—	—	—
Other assets (1)	781,179	842,699	921,167	890,685	523,584	554,950	610,518	569,314
Separate account assets	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267	2,098,936	2,301,896	2,446,786

Total assets	$11,718,820	$12,547,640	$13,464,693	$13,715,145	$10,083,413	$9,314,070	$9,688,891	$9,880,566

Liabilities:
Future policy benefits	$4,038,781	$4,100,628	$4,161,925	$4,197,454	$4,248,277	$4,286,258	$4,349,375	$4,409,183
Other policy liabilities	570,327	574,991	597,617	604,343	630,294	608,307	609,047	592,711
Income taxes	647,037	740,985	873,367	890,617	—	129,776	127,732	126,260
Other liabilities	318,360	342,052	349,028	475,514	1,106,834	412,141	395,762	386,181
Note payable	—	—	—	—	—	300,000	300,000	300,000
Payable under securities lending (1)	372,084	436,381	518,331	510,101	129,042	161,056	208,765	181,726
Separate account liabilities	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267	2,098,936	2,301,896	2,446,786

Total liabilities	7,482,956	7,961,965	8,533,387	8,771,372	8,336,714	7,996,474	8,292,577	8,442,847

Stockholders’ equity:
Common stock (2)	—	—	—	—	—	727	727	728
Paid-in capital	1,086,861	1,095,756	1,097,843	1,124,096	1,312,072	870,706	882,676	889,394
Retained earnings	3,447,196	3,565,166	3,683,697	3,648,801	300,531	304,075	342,920	395,057
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265	97,505	120,949	98,322
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)	(3,703)	(2,883)	(2,275)
Cumulative translation adjustment	(12,298)	8,857	33,012	40,891	53,076	48,286	51,925	56,493

Total stockholders’ equity	4,235,864	4,585,675	4,931,306	4,943,773	1,746,699	1,317,596	1,396,314	1,437,719

Total liabilities and stockholders equity	$11,718,820	$12,547,640	$13,464,693	$13,715,145	$10,083,413	$9,314,070	$9,688,891	$9,880,566

Reconciliation of Adjusted Stockholders’ Equity to Total Stockholders’ Equity
Adjusted stockholders’ equity	$4,521,759	$4,669,779	$4,814,552	$4,813,788	$1,665,679	$1,223,794	$1,278,248	$1,341,672
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265	97,505	120,949	98,322
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)	(3,703)	(2,883)	(2,275)

Total reconciling items	(285,895)	(84,104)	116,754	129,985	81,020	93,802	118,066	96,047

Total stockholders’ equity	$4,235,864	$4,585,675	$4,931,306	$4,943,773	$1,746,699	$1,317,596	$1,396,314	$1,437,719

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,727,422	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429	$745,322	$798,335
General expenses deferred	13,416	14,563	21,006	15,552	16,095	15,061	14,876	14,481
Commission costs deferred	79,506	87,314	83,228	76,496	77,208	56,831	57,232	65,285
Amortization of deferred policy acquisition costs	(94,814)	(86,234)	(88,736)	(111,506)	(91,756)	(22,899)	(23,844)	(29,536)
Transferred to reinsurers	—	—	—	—	(2,099,941)	—	—	—
Foreign currency impact and other, net	(6,806)	22,777	24,629	12,094	10,918	(6,100)	4,750	4,646

Balance, end of period	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429	$745,322	$798,335	$853,211

(1)	Payable under securities lending reflects cash collateral received in our securities lending program. Prior periods have been adjusted to conform to current period presentation. These adjustments increase other assets and establish the liability, payable under securities lending. These adjustments do not impact the income statement or stockholders’ equity.
(2)	Common stock reflects $.01 par value. Outstanding common shares exclude restricted stock units.
(3)	The balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010. The Citi reinsurance transactions were given retroactive effect to January 1, 2010. As a result, the first quarter 2010 balance sheet includes a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010. The first quarter 2010 balance sheet also reflects the extraordinary dividends declared on March 31, 2010.
(4)	The balance sheet as of June 30, 2010 reflects the issuance of the Citi note, reductions to stockholders’ equity and corresponding changes in deferred tax balances as a result of the 338(h)(10) elections, and a reduction in stockholders’ equity as a result of reflecting our overpayment of estimated taxes to Citi as a return of capital.
(5)	The balance sheet as of December 31, 2010 reflects the effects of the cash basis accounting corrections made in the fourth quarter of 2010. See the preface for additional information.

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Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except per-share data)
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Earnings per Share
Basic earnings per share:
Weighted average common shares and fully vested equity awards	na	na	na	na	na	71,843,588	72,259,352	72,453,126

Net income	na	na	na	na	na	$22,008	$39,595	$52,889
Less income attributable to unvested participating securities	na	na	na	na	na	(928)	(1,540)	(2,051)

Net income used in computing basic EPS	na	na	na	na	na	$21,080	$38,055	$50,839

Basic earnings per share	na	na	na	na	na	$0.29	$0.53	$0.70

Net operating income	na	na	na	na	na	$37,199	$40,913	$45,217
Less operating income attributable to unvested participating securities	na	na	na	na	na	(1,569)	(1,591)	(1,753)

Net operating income used in computing basic operating EPS	na	na	na	na	na	$35,631	$39,322	$43,464

Basic net operating income per share	na	na	na	na	na	$0.50	$0.54	$0.60

Diluted earnings per share:
Weighted average common shares and fully vested equity awards	na	na	na	na	na	71,843,588	72,259,352	72,453,126
Diluted impact of warrants	na	na	na	na	na	890,777	660,066	786,628

Shares used to calculate diluted EPS	na	na	na	na	na	72,734,365	72,919,418	73,239,754

Net income	na	na	na	na	na	$22,008	$39,595	$52,889
Less income attributable to unvested participating securities	na	na	na	na	na	(917)	(1,527)	(2,030)

Net income used in computing diluted EPS	na	na	na	na	na	$21,091	$38,068	$50,859

Diluted earnings per share	na	na	na	na	na	$0.29	$0.52	$0.69

Net operating income	na	na	na	na	na	$37,199	$40,913	$45,217
Less operating income attributable to unvested participating securities	na	na	na	na	na	(1,550)	(1,578)	(1,735)

Net operating income used in computing diluted operating EPS	na	na	na	na	na	$35,649	$39,335	$43,482

Diluted net operating income per share	na	na	na	na	na	$0.49	$0.54	$0.59

In April 2010, Primerica issued shares, warrants, and equity awards to complete the transactions related to our corporate reorganization. Both the vested and unvested equity awards maintain nonforfeitable dividend rights that result in dividend payment obligations on a one-to-one ratio with common shares for any future dividend declarations. These awards are deemed participating securities for calculating EPS.

As a result of issuing equity awards that are deemed participating securities, we calculate EPS using the two-class method. Under the two-class method, we allocate earnings to common shares and to fully vested equity awards. Earnings attributable to unvested equity awards, along with the corresponding share counts, are excluded from EPS reflected on our consolidated statements of income. In calculating basic EPS, we deduct any dividends on and undistributed earnings allocated to unvested equity awards from net income and then divide the result by the weighted average number of common shares and fully vested equity awards outstanding for the period.

We determine the potential dilutive effect of warrants on EPS using the treasury-stock method. Under this method, we utilize the exercise price to determine the amount of cash that would be available to repurchase shares if the warrants were exercised. We then use the average market price of our common shares during the reporting period to determine how many shares we could repurchase with the cash raised from the exercise. The net incremental share count issued represents the potential dilutive securities. We then reallocate earnings to common shares and fully vested equity awards incorporating the increased, fully diluted share count to determine diluted EPS.

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Annualized Return on Equity
Average stockholders’ equity	na	na	na	na	na	$1,296,220	$1,356,955	$1,417,017
Average adjusted stockholders’ equity	na	na	na	na	na	$1,208,809	$1,251,021	$1,309,960

Net income return on stockholders’ equity	na	na	na	na	na	6.8%	11.7%	14.9%
Net income return on adjusted stockholders’ equity	na	na	na	na	na	7.3%	12.7%	16.1%

Net operating income return on adjusted stockholders’ equity	na	na	na	na	na	12.3%	13.1%	13.8%
Capital Structure
Debt-to-capital (1)	na	na	na	na	na	18.5%	17.7%	17.3%

Cash and invested assets to stockholders’ equity	na	na	na	na	na	1.7	1.6	1.6
Cash and invested assets to adjusted stockholders’ equity	na	na	na	na	na	1.9	1.8	1.7

Share count, end of period (2)	na	na	na	na	na	72,729,617	72,727,173	72,843,213
Adjusted stockholders’ equity per share	na	na	na	na	na	$16.83	$17.58	$18.42
Financial Strength Ratings
Primerica Life Insurance Company:
S&P	AA	AA	AA	AA	AA	AA-	AA-	AA-
A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+
Fitch	A+	A+	A+	A+	A+	A+	A+	A+

(1)	Capital in the debt-to-capital ratio includes stockholders’ equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs). The RSUs will deliver common shares in the future as the restrictions lift.

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Statements of Income	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	(4) Q2 2010	(4) Q3 2010	(4)(5) Q4 2010
Statement of Income
Revenues:
Direct premiums	$516,647	$529,004	$531,713	$535,417	$537,845	$547,455	$547,444	$548,330
Ceded premiums	(137,609)	(158,401)	(154,725)	(160,019)	(148,119)	(447,213)	(437,054)	(417,981)

Net premiums	379,038	370,603	376,987	375,399	389,726	100,242	110,390	130,349
Net investment income	82,385	89,755	88,736	90,450	82,576	27,991	27,855	26,688
Commissions and fees:
Sales-based (1)	28,203	29,451	28,672	32,472	36,363	36,301	32,941	37,001
Asset-based (2)	27,555	29,718	33,344	36,964	38,014	39,445	37,602	52,412
Account-based (3)	11,089	10,784	10,717	10,657	10,208	10,317	10,620	10,545
Other commissions and fees	12,870	12,737	11,546	9,208	7,105	7,162	8,574	8,331
Realized investment (losses) gains	(11,259)	(9,003)	(11,212)	9,503	31,057	374	1,015	1,700
Other, net	12,955	13,542	12,586	13,948	11,893	12,466	12,239	12,362

Total revenues	542,837	547,587	551,376	578,602	606,942	234,299	241,236	279,387

Benefits and expenses:
Benefits and claims	145,749	151,444	154,631	148,448	170,735	45,124	49,811	52,033
Amortization of DAC	94,814	86,234	88,736	111,506	91,756	22,899	23,844	29,536
Insurance commissions	14,620	6,396	6,384	6,988	6,371	4,233	5,100	4,204
Insurance expenses	40,088	36,203	39,480	32,989	37,529	10,083	11,999	15,887
Sales commissions:
Sales-based (1)	21,106	21,555	20,780	23,470	26,203	25,998	23,474	25,319
Asset-based (2)	9,430	9,533	10,883	12,157	12,715	12,911	12,232	20,271
Other sales commissions	9,653	9,301	8,513	6,374	4,963	4,603	6,558	4,676
Interest expense	—	—	—	—	—	6,928	6,968	6,976
Other operating expenses	32,601	28,587	34,092	37,698	36,268	65,183	39,371	39,962

Total benefits and expenses	368,062	349,253	363,502	379,630	386,541	197,961	179,357	198,864

Income before income taxes	174,775	198,334	187,875	198,972	220,402	36,338	61,879	80,523
Income taxes	62,218	66,214	64,044	72,890	77,116	14,330	22,284	27,634

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$22,008	$39,595	$52,889

Income Before Income Taxes by Segment
Term Life	$162,150	$171,865	$168,605	$156,391	$160,367	$44,095	$42,581	$52,000
Investment & Savings Products	20,371	20,717	26,221	26,096	25,447	26,735	26,578	34,769
Corporate & Other Distributed Products	(7,746)	5,751	(6,951)	16,485	34,587	(34,492)	(7,280)	(6,246)

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$36,338	$61,879	$80,523

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer
(4)	Reflects the full effect of the reinsurance and reorganization transactions we executed in connection with and subsequent to our IPO. As such, ceded premiums, net investment income, benefits and claims, amortization of DAC, insurance expenses, interest expense, and other operating expenses reflect the impact of the various Citi reinsurance agreements, dividends, the note payable to Citi, and the equity grants made in connection with our IPO.
(5)	Reflects the effects of the cash basis accounting corrections made in the fourth quarter of 2010. See the preface for additional information.

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$211,734	$226,783	$236,734	$250,103	$224,822	$233,925	$240,221	$264,546	$14,442	5.8%	$925,355	$963,513	$38,158	4.1%
Operating revenues reconciling items:
Realized investment gains/losses	(11,259)	(9,003)	(11,212)	9,503	31,057	374	1,015	1,700	nm	nm	(21,970)	34,146	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	—	—	—	—	13,141	nm	nm	—	13,141	nm	nm
Ceded premiums - ceded to Citi reinsurers	287,755	270,259	266,990	259,032	296,328	—	—		nm	nm	1,084,036	296,328	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,607	59,547	58,864	59,963	54,735	—	—	—	nm	nm	232,980	54,735	nm	nm
Other income adjustment to Term Life Insurance segment (1)	—	(1,379)	1,379	—	—	—	—	—	nm	nm	—	—	nm	nm
Other income adjustment to Corporate & Other segment (1)	—	1,379	(1,379)	—	—	—	—	—	nm	nm	—	—	nm	nm

Total operating revenues reconciling items	331,103	320,803	314,642	328,498	382,121	374	1,015	14,841	nm	nm	1,295,046	398,351	nm	nm

Total revenues	$542,837	$547,587	$551,376	$578,602	$606,942	$234,299	$241,236	$279,387	$(299,215)	-51.7%	$2,220,402	$1,361,864	$(858,537)	-38.7%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$45,179	$68,219	$62,579	$67,293	$58,689	$61,421	$63,940	$68,843	$1,549	2.3%	$243,271	$252,892	$9,621	4.0%
Operating income before income taxes reconciling items:
Realized investment gains/losses	(11,259)	(9,003)	(11,212)	9,503	31,057	374	1,015	1,700	nm	nm	(21,970)	34,146	nm	nm
Ceded premiums - reinsurance recoveries	—	—	—	—	—	—	—	13,141	nm	nm	—	13,141	nm	nm
Initial & accelerated management / field grant expense	—	—	—	—	—	(25,457)	(3,076)	(3,161)	nm	nm	—	(31,694)	nm	nm
Ceded premiums - ceded to Citi reinsurers	287,755	270,259	266,990	259,032	296,328	—	—	—	nm	nm	1,084,036	296,328	nm	nm
Pro rata net investment income - assets transferred to Citi reinsurers	54,607	59,547	58,864	59,963	54,735	—	—	—	nm	nm	232,980	54,735	nm	nm
Benefits and claims - ceded to Citi reinsurers	(109,112)	(108,383)	(107,166)	(99,325)	(128,204)	—	—	—	nm	nm	(423,986)	(128,204)	nm	nm
Amortization of DAC - ceded to Citi reinsurers	(73,073)	(63,860)	(63,631)	(79,167)	(71,389)	—	—	—	nm	nm	(279,731)	(71,389)	nm	nm
Insurance commissions - expense allowance received from Citi reinsurers	(1,180)	(1,409)	(1,450)	(1,484)	(1,669)	—	—	—	nm	nm	(5,523)	(1,669)	nm	nm
Insurance expenses - expense allowance received from Citi reinsurers	(24,864)	(23,862)	(23,756)	(24,133)	(26,083)	—	—	—	nm	nm	(96,615)	(26,083)	nm	nm
Interest expense - finance charge payable to Citi reinsurer	2,597	2,700	2,532	3,164	2,812	—	—	—	nm	nm	10,993	2,812	nm	nm
Interest expense - note payable	4,125	4,125	4,125	4,125	4,125	—	—	—	nm	nm	16,500	4,125	nm	nm
Other income adjustment to Term Life Insurance segment (1)	—	(1,379)	1,379	—	—	—	—	—	nm	nm	—	—	nm	nm
Other income adjustment to Corporate & Other segment (1)	—	1,379	(1,379)	—	—	—	—	—	nm	nm	—	—	nm	nm
Insurance expense adjustment to Term Life Insurance segment (1)	(36)	722	(1,816)	3,204	—	—	—	—	nm	nm	2,074	—	nm	nm
Other operating expense adjustment to Investment & Savings segment (1)	—	—	1,791	—	—	—	—	—	nm	nm	1,791	—	nm	nm
Other operating expense adjustment to Corporate & Other segment (1)	—	—	—	(2,635)	—	—	—	—	nm	nm	(2,635)	—	nm	nm
Insurance commission adjustment to Term Life Insurance segment (1)	(394)	(317)	50	(1,850)	—	—	—	—	nm	nm	(2,511)	—	nm	nm
Insurance commission adjustment to Corporate & Other segment (1)	430	(405)	(25)	1,281	—	—	—	—	nm	nm	1,281	—	nm	nm

Total operating income before income taxes reconciling items	129,596	130,115	125,296	131,678	161,713	(25,083)	(2,061)	11,680	nm	nm	516,685	146,250	nm	nm

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$36,338	$61,879	$80,523	$(118,449)	-59.5%	$759,955	$399,142	$(360,814)	-47.5%

Reconciliation from Net Operating Income to Net Income
Net operating income	$29,096	$45,444	$41,247	$42,641	$38,154	$37,199	$40,914	$45,217	$2,576	6.0%	$158,428	$161,484	$3,056	1.9%
Net operating income reconciling items:
Operating income before income taxes reconciling items	129,596	130,115	125,296	131,678	161,713	(25,083)	(2,061)	11,680	nm	nm	516,685	146,250	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(46,135)	(43,439)	(42,711)	(48,238)	(56,582)	9,891	742	(4,008)	nm	nm	(180,523)	(49,956)	nm	nm

Total net operating income reconciling items	83,461	86,676	82,584	83,440	105,131	(15,191)	(1,319)	7,672	nm	nm	336,161	96,293	nm	nm

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$22,008	$39,595	$52,889	$(73,193)	-58.1%	$494,590	$257,778	$(236,812)	-47.9%

(1)	Certain reclassifications have been made to 2009 amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or stockholders’ equity.

7 of 16

Segment Operating Results	PRIMERICA, INC.
Financial Supplement

								(2)	YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Term Life Insurance (1)
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$527,792	$525,644	$529,341	$13,107	2.5%	$2,030,988	$2,100,708	$69,720	3.4%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(444,008)	(433,234)	(427,571)	(12,308)	-3.0%	(1,680,827)	(1,745,512)	(64,685)	-3.8%

Net premiums	74,677	82,035	92,479	100,970	77,233	83,784	92,410	101,770	799	nm	350,161	355,196	5,036	1.4%

Allocated net investment income	17,678	18,282	16,673	15,669	16,497	15,961	15,595	14,242	(1,427)	-9.1%	68,303	62,294	(6,009)	-8.8%
Other, net	8,615	8,990	7,560	8,490	8,782	8,643	7,929	7,914	(576)	-6.8%	33,656	33,268	(387)	-1.2%

Operating revenues	100,970	109,307	116,712	125,130	102,511	108,388	115,933	123,926	(1,204)	nm	452,119	450,759	(1,361)	nm

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	35,134	39,084	42,325	2,357	5.9%	135,052	149,448	14,396	10.7%
Amortization of DAC	19,439	20,506	23,003	28,984	17,418	19,128	21,900	26,477	(2,507)	-8.7%	91,933	84,924	(7,008)	-7.6%
Insurance commissions	8,482	343	386	370	456	404	330	320	(50)	-13.5%	9,580	1,510	(8,071)	-84.2%
Insurance expenses	11,603	9,570	10,316	8,708	8,687	6,824	9,194	13,095	4,387	50.4%	40,197	37,800	(2,397)	-6.0%
Interest expense	2,597	2,700	2,532	3,164	2,812	2,803	2,843	2,851	(313)	-9.9%	10,993	11,309	316	2.9%

Operating benefits and expenses	68,735	64,555	73,270	81,194	62,278	64,294	73,352	85,067	3,874	4.8%	287,755	284,991	(2,764)	nm

Operating income before income taxes	$32,235	$44,751	$43,442	$43,936	$40,234	$44,095	$42,581	$38,859	$(5,077)	-11.6%	$164,365	$165,768	$1,404	nm

Investment & Savings Products (1)
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$36,301	$32,941	$37,001	$4,529	13.9%	$118,798	$142,605	$23,807	20.0%
Asset-based	27,555	29,718	33,344	36,964	38,014	39,445	37,602	52,412	15,448	41.8%	127,581	167,473	39,892	31.3%
Account-based	11,089	10,784	10,717	10,657	10,208	10,317	10,620	10,545	(112)	-1.1%	43,247	41,690	(1,557)	-3.6%
Other, net	2,437	2,536	2,682	2,858	2,108	2,155	2,711	3,064	206	7.2%	10,514	10,038	(475)	-4.5%

Operating revenues	69,285	72,488	75,415	82,952	86,693	88,218	83,874	103,021	20,070	24.2%	300,140	361,806	61,666	20.5%

Benefits and expenses:
Amortization of DAC	1,936	1,508	1,304	2,506	2,549	3,029	1,361	2,392	(114)	-4.5%	7,253	9,330	2,077	28.6%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	1,989	1,964	2,091	246	13.3%	6,830	7,852	1,022	15.0%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	25,998	23,474	25,319	1,849	7.9%	86,912	100,994	14,082	16.2%
Asset-based	9,430	9,533	10,883	12,157	12,715	12,911	12,232	20,271	8,114	66.7%	42,003	58,129	16,126	38.4%
Other operating expenses	14,705	17,693	16,252	16,878	17,970	17,556	18,266	18,179	1,301	7.7%	65,527	71,972	6,445	9.8%

Operating benefits and expenses	48,914	51,771	50,985	56,856	61,246	61,483	57,296	68,253	11,397	20.0%	208,526	248,278	39,751	19.1%

Operating income before income taxes	$20,371	$20,717	$24,430	$26,096	$25,447	$26,735	$26,578	$34,769	$8,673	33.2%	$91,614	$113,529	$21,915	23.9%

Corporate & Other Distributed Products (1)
Revenues:
Direct premiums	$19,964	$21,628	$21,018	$19,184	$19,913	$19,663	$21,800	$18,989	$(194)	-1.0%	$81,793	$80,366	$(1,428)	-1.7%
Ceded premiums	(3,357)	(3,319)	(3,499)	(3,787)	(3,748)	(3,206)	(3,820)	(3,551)	236	6.2%	(13,963)	(14,325)	(362)	-2.6%

Net premiums	16,606	18,309	17,518	15,396	16,165	16,458	17,980	15,438	42	nm	67,830	66,041	(1,790)	-2.6%
Allocated net investment income	10,100	11,926	13,199	14,818	11,344	12,030	12,260	12,446	(2,372)	-16.0%	50,043	48,080	(1,963)	-3.9%
Commissions and fees:
Loans	8,832	8,685	7,401	4,738	2,455	1,918	3,527	2,427	(2,311)	-48.8%	29,656	10,327	(19,329)	-65.2%
DebtWatchers	—	1	120	386	620	779	845	1,035	649	nm	507	3,279	2,772	nm
Prepaid Legal Services	2,438	2,338	2,323	2,316	2,340	2,305	2,287	2,689	373	16.1%	9,414	9,622	207	2.2%
Auto and Homeowners Insurance	844	994	994	1,104	1,012	1,372	1,200	1,395	291	26.4%	3,936	4,979	1,043	26.5%
Long-Term Care Insurance	755	719	709	664	679	788	715	784	120	18.1%	2,847	2,966	118	4.2%
Other, net	1,903	2,016	2,343	2,600	1,004	1,668	1,600	1,383	(1,217)	-46.8%	8,862	5,654	(3,208)	-36.2%

Operating revenues	41,479	44,988	44,607	42,022	35,618	37,318	40,414	37,598	(4,424)	-10.5%	173,096	150,947	(22,149)	-12.8%

Benefits and expenses:
Benefits and claims	10,023	11,625	10,433	9,155	9,626	9,991	10,727	9,708	553	6.0%	41,236	40,052	(1,184)	-2.9%
Amortization of DAC	366	360	798	849	400	742	583	667	(182)	-21.4%	2,374	2,393	18	nm
Insurance commissions	3,257	2,440	2,807	2,720	2,438	1,838	2,804	1,793	(927)	-34.1%	11,224	8,873	(2,351)	-20.9%
Insurance expenses	3,585	3,493	3,592	3,352	2,759	3,259	2,804	2,792	(560)	-16.7%	14,022	11,615	(2,407)	-17.2%
Sales commissions	9,653	9,301	8,513	6,374	4,963	4,603	6,560	4,676	(1,698)	-26.6%	33,841	20,801	(13,040)	-38.5%
Interest expense	4,125	4,125	4,125	4,125	4,125	4,125	4,125	4,125	—	nm	16,500	16,500	—	nm
Other operating expenses	17,896	10,894	19,631	18,185	18,298	22,170	18,030	18,622	437	2.4%	66,607	77,119	10,513	15.8%

Operating benefits and expenses	48,906	42,238	49,900	44,760	42,609	46,727	45,633	42,383	(2,377)	-5.3%	185,804	177,353	(8,450)	-4.5%

Operating income before income taxes	$(7,426)	$2,750	$(5,293)	$(2,739)	$(6,992)	$(9,410)	$(5,219)	$(4,786)	$(2,047)	-74.7%	$(12,708)	$(26,406)	$(13,699)	-107.8%

(1)	Certain reclassifications have been made to 2009 amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or stockholders’ equity.
(2)	Reflects the effects of the cash basis accounting corrections made in the fourth quarter of 2010. See the preface for additional information.

8 of 16

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

								(4) Q4 2010	YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010		$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$527,792	$525,644	$529,341	$13,107	2.5%	$2,030,988	$2,100,708	$69,720	3.4%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(444,008)	(433,234)	(427,571)	(12,308)	-3.0%	(1,680,827)	(1,745,512)	(64,685)	-3.8%

Net premiums	74,677	82,035	92,479	100,970	77,233	83,784	92,410	101,770	799	nm	350,161	355,196	5,036	1.4%

Allocated net investment income	17,678	18,282	16,673	15,669	16,497	15,961	15,595	14,242	(1,427)	-9.1%	68,303	62,294	(6,009)	-8.8%
Other, net	8,615	8,990	7,560	8,490	8,782	8,643	7,929	7,914	(576)	-6.8%	33,656	33,268	(387)	-1.2%

Operating revenues	100,970	109,307	116,712	125,130	102,511	108,388	115,933	123,926	(1,204)	nm	452,119	450,759	(1,361)	nm

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	35,134	39,084	42,325	2,357	5.9%	135,052	149,448	14,396	10.7%
Amortization of DAC	19,439	20,506	23,003	28,984	17,418	19,128	21,900	26,477	(2,507)	-8.7%	91,933	84,924	(7,008)	-7.6%
Insurance commissions	8,482	343	386	370	456	404	330	320	(50)	-13.5%	9,580	1,510	(8,071)	-84.2%
Insurance expenses	11,603	9,570	10,316	8,708	8,687	6,824	9,194	13,095	4,387	50.4%	40,197	37,800	(2,397)	-6.0%
Interest expense	2,597	2,700	2,532	3,164	2,812	2,803	2,843	2,851	(313)	-9.9%	10,993	11,309	316	2.9%

Operating benefits and expenses	68,735	64,555	73,270	81,194	62,278	64,294	73,352	85,067	3,874	4.8%	287,755	284,991	(2,764)	nm

Operating income before income taxes	$32,235	$44,751	$43,442	$43,936	$40,234	$44,095	$42,581	$38,859	$(5,077)	-11.6%	$164,365	$165,768	$1,404	nm

New Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	na	na	na	na	$10,138	$21,256	$30,149	$38,197	na	na	na	$99,740	na	na
Ceded premiums	na	na	na	na	(3,737)	(3,869)	(3,351)	(4,029)	na	na	na	(14,985)	na	na

Net premiums	na	na	na	na	6,401	17,388	26,799	34,168	na	na	na	84,755	na	na

Allocated net investment income	na	na	na	na	109	175	318	478	na	na	na	1,080	na	na
Other, net	na	na	na	na	8,802	8,675	8,100	7,890	na	na	na	33,467	na	na

Operating revenues	na	na	na	na	15,312	26,238	35,216	42,537	na	na	na	119,302	na	na

Benefits and expenses:
Benefits and claims	na	na	na	na	1,517	5,413	10,343	13,550	na	na	na	30,824	na	na
Amortization of DAC	na	na	na	na	968	6,405	7,725	11,667	na	na	na	26,765	na	na
Insurance commissions	na	na	na	na	—	0	(1)	(0)	na	na	na	(1)	na	na
Insurance expenses	na	na	na	na	18,180	16,050	18,224	19,128	na	na	na	71,581	na	na
Interest expense	na	na	na	na	—	(0)	—	—	na	na	na	(0)	na	na

Operating benefits and expenses	na	na	na	na	20,665	27,869	36,291	44,344	na	na	na	129,169	na	na

Operating income before income taxes	na	na	na	na	$(5,354)	$(1,631)	$(1,075)	$(1,807)	na	na	na	$(9,867)	na	na

Legacy Term Life Insurance Operating Income Before Income Taxes (3)
Revenues:
Direct premiums	na	na	na	na	$507,794	$506,536	$495,494	$491,144	na	na	na	$2,000,968	na	na
Ceded premiums	na	na	na	na	(436,962)	(440,140)	(429,883)	(423,542)	na	na	na	(1,730,527)	na	na

Net premiums	na	na	na	na	70,832	66,396	65,611	67,602	na	na	na	270,441	na	na

Allocated net investment income	na	na	na	na	16,388	15,786	15,277	13,763	na	na	na	61,214	na	na
Other, net	na	na	na	na	(20)	(32)	(170)	24	na	na	na	(199)	na	na

Operating revenues	na	na	na	na	87,199	82,150	80,718	81,389	na	na	na	331,457	na	na

Benefits and expenses:
Benefits and claims	na	na	na	na	31,388	29,721	28,741	28,775	na	na	na	118,624	na	na
Amortization of DAC	na	na	na	na	16,450	12,723	14,175	14,810	na	na	na	58,159	na	na
Insurance commissions	na	na	na	na	456	404	331	320	na	na	na	1,511	na	na
Insurance expenses	na	na	na	na	10,047	9,888	9,648	12,270	na	na	na	41,854	na	na
Insurance expense allowance	na	na	na	na	(19,541)	(19,114)	(18,678)	(18,303)	na	na	na	(75,636)	na	na
Interest expense	na	na	na	na	2,812	2,803	2,843	2,851	na	na	na	11,309	na	na

Operating benefits and expenses	na	na	na	na	41,612	36,425	37,061	40,723	na	na	na	155,821	na	na

Operating income before income taxes	na	na	na	na	$45,587	$45,726	$43,657	$40,666	na	na	na	$175,635	na	na

(1)	Certain reclassifications have been made to 2009 amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or stockholders’ equity.
(2)	Represents results associated with business written subsequent to the Citi reinsurance transactions executed on March 31, 2010.
(3)	Represents results associated with business subject to the Citi reinsurance transactions.
(4)	Reflects the effects of the cash basis accounting corrections made in the fourth quarter of 2010. See the preface for additional information.

9 of 16

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	100,651	100,409	100,672	101,095	99,785	97,354	96,066	96,872	(4,223)	-4.2%	100,651	99,785	(866)	nm
New life-licensed representatives	9,270	9,978	9,642	8,739	7,366	9,887	9,430	7,805	(934)	-10.7%	37,629	34,488	(3,141)	-8.3%
Non-renewal and terminated representatives	(9,512)	(9,715)	(9,219)	(10,049)	(9,797)	(11,175)	(8,624)	(9,827)	222	2.2%	(38,495)	(39,423)	(928)	-2.4%

Life-insurance licensed sales force, end of period	100,409	100,672	101,095	99,785	97,354	96,066	96,872	94,850	(4,935)	-4.9%	99,785	94,850	(4,935)	-4.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$44.3	$51.0	$48.3	$50.2	$43.4	$48.9	$44.1	$44.5	$(5.7)	-11.4%	$193.7	$180.8	$(12.9)	-6.6%
Additions and increases in premium	10.2	10.8	10.6	11.0	10.8	11.7	10.9	11.2	0.2	1.4%	42.6	44.6	2.0	4.6%

Total estimated annualized issued term life premium	$54.5	$61.8	$58.9	$61.2	$54.2	$60.6	$55.0	$55.6	$(5.6)	-9.1%	$236.3	$225.4	$(10.9)	-4.6%

Issued term life policies	53,023	62,202	58,070	60,542	52,445	60,406	54,373	56,290	(4,252)	-7.0%	233,837	223,514	(10,323)	-4.4%

Term life face amount in-force, beginning of period ($mills)	$633,467	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$654,633	$8,292	1.3%	$633,467	$650,195	$16,729	2.6%
Issued term life face amount (2)	18,660	21,070	19,909	20,858	17,997	20,042	18,113	18,250	(2,608)	-12.5%	80,497	74,401	(6,096)	-7.6%
Terminated term life face amount	(19,614)	(17,333)	(18,009)	(19,686)	(18,867)	(16,156)	(17,836)	(18,105)	1,581	8.0%	(74,642)	(70,964)	3,678	4.9%
Foreign currency impact, net	(947)	4,074	5,064	2,683	2,464	(2,146)	826	2,013	(669)	nm	10,873	3,158	(7,715)	nm

Term life face amount in-force, end of period	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$654,633	$656,791	$6,596	1.0%	$650,195	$656,791	$6,596	1.0%

New Term Life Insurance - Financial Analysis

Direct premium	na	na	na	na	$10,138	$21,256	$30,149	$38,197	nm	nm	na	$99,740	nm	nm

New term life operating income before income taxes	na	na	na	na	$(5,354)	$(1,631)	$(1,075)	$(1,807)	nm	nm	na	$(9,867)	nm	nm
% of direct premium	na	na	na	na	-52.8%	-7.7%	-3.6%	-4.7%	nm	nm	na	-9.9%	nm	nm

Benefits & expenses, net (3)	na	na	na	na	$6,222	$15,687	$21,418	$29,245	nm	nm	na	$72,573	nm	nm
% of direct premium	na	na	na	na	61.4%	73.8%	71.0%	76.6%	nm	nm	na	72.8%	nm	nm

Insurance expenses, net (4)	na	na	na	na	$9,378	$7,375	$10,124	$11,237	nm	nm	na	$38,114	nm	nm
% of direct premium	na	na	na	na	92.5%	34.7%	33.6%	29.4%	nm	nm	na	38.2%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	na	na	na	na	$507,794	$506,536	$495,494	$491,144	nm	nm	na	$2,000,968	nm	nm

Legacy term life operating income before income taxes	na	na	na	na	$45,587	$45,726	$43,657	$40,666	nm	nm	na	$175,635	nm	nm
% of direct premium	na	na	na	na	9.0%	9.0%	8.8%	8.3%	nm	nm	na	8.8%	nm	nm

(1)	Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(3)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(4)	Insurance expenses, net - insurance expenses net of other net revenues

10 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

								(8) Q4 2010	YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010		$ Change	% Change	YTD 2009	YTD 2010	$ Change	% Change
Investment & Savings Products Operating Income Before Income Taxes (1)
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$36,301	$32,941	$37,001	$4,529	13.9%	$118,798	$142,605	$23,807	20.0%
Asset-based	27,555	29,718	33,344	36,964	38,014	39,445	37,602	52,412	15,448	41.8%	127,581	167,473	39,892	31.3%
Account-based	11,089	10,784	10,717	10,657	10,208	10,317	10,620	10,545	(112)	-1.1%	43,247	41,690	(1,557)	-3.6%
Other, net	2,437	2,536	2,682	2,858	2,108	2,155	2,711	3,064	206	7.2%	10,514	10,038	(475)	-4.5%

Operating revenues	69,285	72,488	75,415	82,952	86,693	88,218	83,874	103,021	20,070	24.2%	300,140	361,806	61,666	20.5%

Benefits and expenses:
Amortization of DAC	1,936	1,508	1,304	2,506	2,549	3,029	1,361	2,392	(114)	-4.5%	7,253	9,330	2,077	28.6%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	1,989	1,964	2,091	246	13.3%	6,830	7,852	1,022	15.0%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	25,998	23,474	25,319	1,849	7.9%	86,912	100,994	14,082	16.2%
Asset-based	9,430	9,533	10,883	12,157	12,715	12,911	12,232	20,271	8,114	66.7%	42,003	58,129	16,126	38.4%
Other operating expenses	14,705	17,693	16,252	16,878	17,970	17,556	18,266	18,179	1,301	7.7%	65,527	71,972	6,445	9.8%

Operating benefits and expenses	48,914	51,771	50,985	56,856	61,246	61,483	57,296	68,253	11,397	20.0%	208,526	248,278	39,751	19.1%

Operating income before income taxes	$20,371	$20,717	$24,430	$26,096	$25,447	$26,735	$26,578	$34,769	$8,673	33.2%	$91,614	$113,529	$21,915	23.9%

Key Statistics
Product sales ($mills)
Mutual Funds	$445.0	$427.5	$444.4	$504.1	$594.7	$551.0	$474.8	$520.3	$16.3	3.2%	$1,821.0	$2,140.9	$319.9	17.6%
Variable Annuities and other	208.4	247.7	217.7	248.8	267.3	308.3	287.5	306.1	57.2	23.0%	922.6	1,169.2	246.7	26.7%

Total sales-based revenue generating product sales	653.4	675.2	662.1	752.9	862.1	859.3	762.3	826.4	73.5	9.8%	2,743.6	3,310.1	566.5	20.6%
Segregated Funds	75.4	55.7	59.5	72.5	111.4	64.0	61.6	76.6	4.1	5.6%	263.1	313.5	50.5	19.2%

Total product sales	$728.8	$730.9	$721.6	$825.4	$973.5	$923.3	$823.9	$903.0	$77.6	9.4%	$3,006.6	$3,623.6	$617.0	20.5%

Client asset values, beginning of period ($mills)	$24,677	$23,146	$26,496	$30,114	$31,303	$32,670	$29,723	$32,600	$2,487	8.3%	$24,677	$31,303	$6,626	26.9%
Inflows	729	731	722	825	974	923	824	903	78	9.4%	3,007	3,624	617	20.5%
Outflows (2)	(816)	(705)	(717)	(758)	(956)	(903)	(887)	(945)	(186)	-24.6%	(2,997)	(3,691)	(694)	-23.2%

Net flows	(88)	26	4	67	17	20	(63)	(42)	(109)	nm	10	(67)	(77)	nm
Change in market value, net and other (3)	(1,443)	3,323	3,614	1,123	1,350	(2,967)	2,940	2,311	1,188	nm	6,617	3,633	(2,983)	nm

Client asset values, end of period	$23,146	$26,496	$30,114	$31,303	$32,670	$29,723	$32,600	$34,869	$3,566	11.4%	$31,303	$34,869	$3,566	11.4%

Average client asset values ($mills)
Mutual Funds	$16,818	$18,261	$20,441	$21,795	$22,453	$22,424	$21,919	$23,661	$1,866	8.6%	$19,329	$22,614	$3,285	17.0%
Variable Annuities and other	4,926	5,379	6,064	6,539	6,847	6,955	6,954	7,623	1,084	16.6%	5,727	7,095	1,368	23.9%
Segregated Funds	1,510	1,699	1,908	2,041	2,105	2,182	2,184	2,327	285	14.0%	1,790	2,199	410	22.9%

Total	$23,253	$25,340	$28,413	$30,375	$31,404	$31,561	$31,056	$33,611	$3,236	10.7%	$26,845	$31,908	$5,063	18.9%

Average number of fee-generating accounts (thous) (4)	2,904	2,844	2,813	2,790	2,762	2,741	2,715	2,694	(96)	-3.4%	2,838	2,728	(110)	-3.9%

Financial Analysis

Sales-based net revenue as % of sales (5)	1.09%	1.17%	1.19%	1.20%	1.18%	1.20%	1.24%	1.41%	nm	nm	1.16%	1.26%	nm	nm

Asset-based net revenue as % of average asset values (6)	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.08%	nm	nm	0.27%	0.29%	nm	nm

Account-based revenue per average fee generating account (7)	$3.82	$3.79	$3.81	$3.82	$3.70	$3.76	$3.91	$3.91	nm	nm	15.24	15.28	nm	nm

(1)	Certain reclassifications have been made to 2009 amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or stockholders’ equity.
(2)	Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company’s recordkeeping platform. The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(3)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(4)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(5)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(6)	Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds
(7)	In whole dollars
(8)	Reflects the effects of the cash basis accounting corrections made in the fourth quarter of 2010. See the preface for additional information.

11 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended December 31, 2010
				% of Total		Avg Book Yield
(Dollars in thousands)	Market Value	Amortized Cost	Unrealized G/(L)	Market Value	Amortized Cost		Avg Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$126,038	$126,038	$—	5.6%	6.0%

Fixed Income:
Treasury	33,254	30,031	3,224	1.5%	1.4%	3.32%	AAA
Government	103,632	92,980	10,652	4.6%	4.4%	4.68%	AA
Tax-Exempt Municipal	7,076	6,709	366	0.3%	0.3%	3.79%	AA
Corporate	1,263,915	1,162,940	100,975	56.1%	55.5%	5.77%	BBB+
Mortgage-Backed	343,647	321,203	22,444	15.3%	15.3%	5.60%	AA+
Asset-Backed	59,721	60,907	(1,186)	2.7%	2.9%	1.83%	AA-
CMBS	154,440	147,351	7,089	6.9%	7.0%	5.20%	AAA
Private	109,351	102,117	7,234	4.9%	4.9%	6.11%	BBB
Redeemable Preferred	534	652	(118)	0.0%	0.0%	36.77%	A-
Convertible	28,558	27,633	924	1.3%	1.3%	4.16%	A-

Total Fixed Income	2,104,128	1,952,524	151,605	93.4%	93.2%	5.48%	A

Equities:
Perpetual Preferred	2,229	2,085	144	0.1%	0.1%
Common Stock	10,516	7,897	2,620	0.5%	0.4%
Mutual Fund	7,195	4,144	3,051	0.3%	0.2%
Other	3,273	3,269	4	0.1%	0.2%

Total Equities	23,213	17,394	5,818	1.0%	0.8%

Total Invested Assets	$2,253,379	$2,095,956	$157,423	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$110,018	$104,553	$5,465	8.7%	9.0%
Basic Industry	99,282	90,710	8,572	7.9%	7.8%
Brokerage	17,651	16,247	1,404	1.4%	1.4%
Capital Goods	87,804	81,372	6,432	6.9%	7.0%
Communications	101,027	91,812	9,215	8.0%	7.9%
Consumer Cyclical	57,940	52,837	5,104	4.6%	4.5%
Consumer Non-Cyclical	125,973	112,150	13,823	10.0%	9.6%
Electric	131,954	120,780	11,173	10.4%	10.4%
Energy	75,831	67,421	8,411	6.0%	5.8%
Finance Companies	29,714	25,581	4,133	2.4%	2.2%
Financial Other	8,934	8,444	490	0.7%	0.7%
Industrial Other	21,656	20,245	1,411	1.7%	1.7%
Insurance	121,075	113,466	7,609	9.6%	9.8%
Natural Gas	77,894	71,199	6,696	6.2%	6.1%
REITs	108,365	103,647	4,717	8.6%	8.9%
Technology	56,361	52,455	3,907	4.5%	4.5%
Transportation	27,035	25,029	2,005	2.1%	2.2%
Utility Other	5,401	4,992	409	0.4%	0.4%

Total Corporate portfolio	$1,263,915	$1,162,940	$100,975	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$281,557	$276,802	$4,754	13.4%	14.2%
1-2 Yrs.	191,287	180,727	10,560	9.1%	9.3%
2-5 Yrs.	956,982	888,332	68,649	45.5%	45.5%
5-10 Yrs.	601,865	539,545	62,320	28.6%	27.6%
> 10 Yrs.	72,437	67,116	5,321	3.4%	3.4%

Total Fixed Income	$2,104,128	$1,952,524	$151,605	100.0%	100.0%

Duration

Fixed Income portfolio duration	3.6 years

12 of 16

Investment Portfolio - Quality Ratings As of December 31, 2010	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Amortized Cost	% of Total
Investment Portfolio Quality Ratings (1)
Total Fixed Income portfolio:
Rating
AAA	$521,615	26.7%
AA	176,947	9.1%
A	426,658	21.9%
BBB	694,884	35.6%
Below Investment Grade	130,080	6.7%
NA	2,340	0.1%

Total Fixed Income	$1,952,524	100.0%

Corporate asset class:
Rating
AAA	$350	0.0%
AA	104,933	9.0%
A	367,045	31.6%
BBB	610,564	52.5%
Below Investment Grade	78,914	6.8%
NA	1,133	0.1%

Total Corporate	$1,162,940	100.0%

CMBS asset class:
Rating
AAA	$119,276	80.9%
AA	23,748	16.1%
A	1,946	1.3%
BBB	1,284	0.9%
Below Investment Grade	987	0.7%
NA	110	0.1%

Total CMBS	$147,351	100.0%

Asset-Backed asset class:
Rating
AAA	$47,401	77.8%
AA	1,404	2.3%
A	216	0.4%
BBB	3,064	5.0%
Below Investment Grade	8,822	14.5%
NA	—	—

Total Asset-Backed	$60,907	100.0%

Private asset class:
Rating
AAA	$268	0.3%
AA	6,585	6.4%
A	14,993	14.7%
BBB	58,186	57.0%
Below Investment Grade	22,086	21.6%
NA	—	—

Total Private	$102,117	100.0%

Mortgage-Backed asset class:
Rating
AAA	$291,402	90.7%
AA	750	0.2%
A	3,192	1.0%
BBB	8,912	2.8%
Below Investment Grade	16,946	5.3%
NA	—	—

Total Mortgage-Backed	$321,203	100.0%

Treasury & Government asset classes:
Rating
AAA	$62,608	50.9%
AA	33,685	27.4%
A	19,851	16.1%
BBB	6,867	5.6%
Below Investment Grade	—	—
NA	—	—

Total Treasury & Government	$123,011	100.0%

NAIC Designations
1	$1,040,203	57.5%
2	662,269	36.6%
3	71,671	4.0%
4	24,608	1.4%
5	9,047	0.5%
6	1,734	0.1%

U.S. Insurer Fixed Income (2)	1,809,532	100.0%
Other (3)	160,386
Cash and cash equivalents	126,038

Total Invested Assets	$2,095,956

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies’ fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 16

Investment Portfolio - Mortgage Backed Vintage Analysis As of December 31, 2010	PRIMERICA, INC.
Financial Supplement

	2004 and Prior	2005	2006	2007	2008	2009	2010	Total
(Dollars in thousands)	Amortized Cost by Vintage
Commercial Mortgage-Backed Securities
Current Rating:
AAA	$66,173	$23,343	$9,058	$7,984	$2,090	$5,922	$4,704	$119,276
AA	13,488	10,260	—	—	—	—	—	23,748
A	1,746	—	200	—	—	—	—	1,946
BBB	1,284	—	—	—	—	—	—	1,284
BB	255	—	—	—	—	—	—	255
B	314	—	—	—	—	—	—	314
CCC and lower	302	226	—	—	—	—	—	528

Total	$83,563	$33,829	$9,258	$7,984	$2,090	$5,922	$4,704	$147,351

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$2,926	$959	$731	$478	$82	$161	$(61)	$5,277
AA	150	123	—	—	—	—	—	273
A	185	—	4	—	—	—	—	190
BBB	(119)	—	—	—	—	—	—	(119)
BB	780	—	—	—	—	—	—	780
B	472	—	—	—	—	—	—	472
CCC and lower	217	(0)	—	—	—	—	—	217

Total	$4,611	$1,083	$735	$478	$82	$161	$(61)	$7,089

	Amortized Cost by Vintage
Prime Residential Mortgage-Backed Securities
Current Rating:
AAA	$149,576	$28,735	$29,482	$46,896	$31,892	$—	$3,200	$289,781
AA	—	—	—	—	—	—	—	—
A	804	2,388	—	—	—	—	—	3,192
BBB	—	8,912	—	—	—	—	—	8,912
BB	—	4,668	—	—	—	—	—	4,668
B	—	2,410	—	—	—	—	—	2,410
CCC and lower	—	1,490	—	1,655	—	—	—	3,145

Total	$150,380	$48,603	$29,482	$48,551	$31,892	$—	$3,200	$312,108

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$12,531	$1,214	$2,504	$3,974	$2,938	$—	$28	$23,189
AA	—	—	—	—	—	—	—	—
A	15	62	—	—	—	—	—	78
BBB	—	(460)	—	—	—	—	—	(460)
BB	—	(127)	—	—	—	—	—	(127)
B	—	(53)	—	—	—	—	—	(53)
CCC and lower	—	(30)	—	23	—	—	—	(7)

Total	$12,547	$605	$2,504	$3,997	$2,938	$—	$28	$22,619

	Amortized Cost by Vintage
Alt-A Residential Mortgage-Backed Securities
Current Rating:
AAA	$—	$1,621	$—	$—	$—	$—	$—	$1,621
AA	750	—	—	—	—	—	—	750
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	—	3,462	—	—	—	—	—	3,462
CCC and lower	2,971	291	—	—	—	—	—	3,262

Total	$3,721	$5,374	$—	$—	$—	$—	$—	$9,095

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$35	$—	$—	$—	$—	$—	$35
AA	18	—	—	—	—	—	—	18
A	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—	—
B	—	(179)	—	—	—	—	—	(179)
CCC and lower	(29)	(20)	—	—	—	—	—	(49)

Total	$(10)	$(164)	$—	$—	$—	$—	$—	$(174)

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Net Investment Income by Source
Bonds & notes	na	na	na	na	$83,814	$27,796	$28,350	$28,091
Preferred and common stocks	na	na	na	na	1,239	164	189	231
Deposit asset underlying 10% reinsurance treaty	na	na	na	na	—	1,551	624	(704)
Policy loans	na	na	na	na	336	341	326	362
Cash & cash equivalents	na	na	na	na	283	85	103	73
Other	na	na	na	na	—	55	—	—

Total investment income	na	na	na	na	85,671	29,992	29,591	28,053
Investment expenses	na	na	na	na	3,095	2,001	1,737	1,365

Net investment income	na	na	na	na	$82,576	$27,991	$27,855	$26,688

Fixed income book yield, end of period	na	na	na	na	5.79%	5.72%	5.47%	5.48%
New money yield					3.48%	2.43%	2.50%	3.58%

Fixed Income Portfolio Quality Ratings
Rating
AAA	na	na	na	na	32.5%	31.4%	28.0%	26.7%
AA	na	na	na	na	7.9%	6.9%	8.0%	9.1%
A	na	na	na	na	21.2%	21.4%	22.2%	21.9%
BBB	na	na	na	na	30.8%	32.4%	34.8%	35.6%
Below Investment Grade	na	na	na	na	7.1%	7.8%	6.9%	6.7%
NA	na	na	na	na	0.4%	0.1%	0.1%	0.1%

Total Fixed Income	na	na	na	na	100.0%	100.0%	100.0%	100.0%
Average rating by amortized cost	na	na	na	na	A	A	A	A

		As of December 31, 2010
		Market Value	Amortized Cost	Credit Rating
Top 25 Exposures

1	Government of Canada	$37,177	$33,091	AAA
2	General Electric Co	16,193	14,309	AA+
3	National Rural Utilities Cooperative	15,906	12,851	A+
4	Verizon Communications Inc	15,439	13,503	A-
5	Bank of America Corp	13,708	12,706	A
6	Edison International	11,173	11,052	B+
7	ConocoPhillips	10,796	9,279	A
8	Medtronic Inc	10,743	10,484	AA-
9	Enel SpA	10,573	10,540	A-
10	Toyota Motor Corp	10,094	10,021	AA
11	AT&T Inc	9,997	8,774	A-
12	Banco Santander SA	9,911	9,854	AA
13	Loews Corp	9,754	9,016	BBB
14	Reynolds American Inc	9,507	7,878	BBB
15	Amgen Inc	9,457	9,382	A+
16	Iberdrola SA	9,118	8,467	BBB+
17	Health Care REIT Inc	8,989	9,128	BBB-
18	Altria Group Inc	8,484	6,886	BBB
19	Province of Ontario Canada	8,085	6,485	AA-
20	Roche Holding AG	8,072	6,914	AA-
21	Province of Quebec Canada	7,850	6,365	A+
22	Vale SA	7,809	7,101	BBB+
23	ArcelorMittal	7,761	6,578	BBB-
24	Montpelier Re Holdings Ltd	7,685	7,207	BBB
25	Time Warner Cable Inc	7,527	6,917	BBB

	Total	$281,804	$254,790

	% of total fixed income portfolio	13.4%	13.0%

			As of December 31, 2010
			Market Value	Amortized Cost
Foreign Exposure (1)

	Canada		$60,947	$56,620
	United Kingdom		54,236	50,487
	Australia		37,335	33,827
	France		22,370	21,162
	Spain		19,410	19,091
	Japan		15,079	14,977
	Italy		13,646	13,538
	Emerging Markets (2)		36,767	33,406
	All Other		83,089	74,820

	Total		$342,880	$317,928

Government Investments

	AAA		$260	$255
	AA		2,814	2,572
	A		10,308	9,625
	BBB		7,765	6,867
	Below Investment Grade		—	—
	NA		—	—

	Total		$21,148	$19,319

Non-Government Investments

	AAA		$—	$—
	AA		51,747	49,407
	A		101,103	94,646
	BBB		144,009	131,772
	Below Investment Grade		22,506	21,784
	NA		2,367	1,000

	Total		$321,731	$298,608

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Brazil, Chile, Colombia, India, Korea, Mexico, Peru, Poland and South Africa

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Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2006	2007	2008	2009	2010	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010

Recruits	204,316	220,950	235,125	221,920	231,390	57,623	57,453	58,654	48,190	58,085	65,245	58,178	49,882

Life-insurance licensed sales force, beginning of period	97,105	96,532	97,125	100,651	99,785	100,651	100,409	100,672	101,095	99,785	97,354	96,066	96,872
New life-licensed representatives	35,233	36,308	39,383	37,629	34,488	9,270	9,978	9,642	8,739	7,366	9,887	9,430	7,805
Non-renewal and terminated representatives	(35,806)	(35,715)	(35,857)	(38,495)	(39,423)	(9,512)	(9,715)	(9,219)	(10,049)	(9,797)	(11,175)	(8,624)	(9,827)

Life-insurance licensed sales force, end of period	96,532	97,125	100,651	99,785	94,850	100,409	100,672	101,095	99,785	97,354	96,066	96,872	94,850

Issued term life policies	245,520	244,733	241,173	233,837	223,514	53,023	62,202	58,070	60,542	52,445	60,406	54,373	56,290

Issued term life face amount	$84,503	$87,619	$87,279	$80,497	$74,401	$18,660	$21,070	$19,909	$20,858	$17,997	$20,042	$18,113	$18,250

Term life face amount in force, beginning of period	$572,155	$599,470	$632,086	$633,467	$650,195	$633,467	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$654,633
Issued term life face amount	84,503	87,619	87,279	80,497	74,401	18,660	21,070	19,909	20,858	17,997	20,042	18,113	18,250
Terminated term life face amount	(57,277)	(64,966)	(72,008)	(74,642)	(70,964)	(19,614)	(17,333)	(18,009)	(19,686)	(18,867)	(16,156)	(17,836)	(18,105)
Foreign currency impact, net	90	9,963	(13,891)	10,873	3,158	(947)	4,074	5,064	2,683	2,464	(2,146)	826	2,013

Term life face amount in force, end of period	$599,470	$632,086	$633,467	$650,195	$656,791	$631,566	$639,377	$646,341	$650,195	$651,790	$653,530	$654,633	$656,791

Estimated annualized issued term life premium
Premium from new policies	$204.7	$208.9	$205.0	$193.7	$180.8	$44.3	$51.0	$48.3	$50.2	$43.4	$48.9	$44.1	$44.5
Additions and increases in premium	41.1	43.4	43.0	42.6	44.6	10.2	10.8	10.6	11.0	10.8	11.7	10.9	11.2

Total estimated annualized issued term life premium	$245.8	$252.4	$248.0	$236.3	$225.4	$54.5	$61.8	$58.9	$61.2	$54.2	$60.6	$55.0	$55.6

Investment & Savings product sales	$4,664.7	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$728.8	$730.9	$721.6	$825.4	$973.5	$923.3	$823.9	$903.0

Investment & Savings average client asset values	$32,082	$36,735	$32,763	$26,845	$31,908	$23,253	$25,340	$28,413	$30,375	$31,404	$31,561	$31,056	$33,611

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